Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
13. Income Taxes
Pursuant to the Internal Revenue Code (“IRC”) of 1986, as amended, specifically IRC §382 (“Section 382”) and IRC §383, the Company’s ability to use net operating loss (“NOLs”) and R&D tax credit carry forwards (“tax attribute carry forwards”) to offset future taxable income is limited if the Company experiences a cumulative change in ownership of more than 50% within a three-year testing period. The Company’s use of federal and state NOLs and research credits could be limited further by the provisions of Section 382 depending upon the timing and amount of additional equity securities that the Company has issued or will issue. State NOL carryforwards may be similarly limited. If a change in ownership were to have occurred, NOL and tax credits carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by ownership changes, if any, will not impact the Company’s effective tax rate.
The Company has recorded a full valuation allowance against its net deferred tax assets and due to our net losses for the years ended December 31, 2024 and 2023, there was no provision or benefit for income taxes recorded.
The table below summarizes the Company’s net loss before income tax provision for the years ended December 31, 2024 and 2023 (in thousands):

	2024	2023
Domestic	$(12,978)	$(13,316)
Foreign	—	—
Net loss before provision for income taxes	$(12,978)	$(13,316)

A reconciliation of the total income tax provision tax rate to the statutory federal income tax rates of 21.0% for the years ended December 31, 2024 and 2023, respectively, is as follows:

	2024	2023
Income tax expense (benefit) at federal statutory rate	(21.0)%	(21.0)%
Change in valuation allowance	23.8%	25.5%
Income tax benefit at state statutory rate	(0.3)%	(0.2)%
Share-based compensation	0.9%	1.0%
Warrants	(2.6)%	—
NOLs expiring and adjustments to NOL	(0.1)%	(0.1)%
Research credit	(0.7)%	(5.1)%
Return to provision	—	(0.1)%

	(0.0)%	0.0%

The tax effects of temporary differences that give rise to significant portions of our deferred tax assets and deferred tax liabilities as of December 31, 2024 and 2023 are as follows (in thousands):

	2024	2023
Deferred tax assets:
Accrued expenses	$249	$269
Share-based compensation	94	99
Net operating loss carryforwards	15,412	13,397
Income tax credit carryforwards	1,725	1,630
Property and equipment, net	218	154
Intangible assets	730	685
Capitalized R&D	3,949	2,842

	2024	2023
Other, net	213	453
Total deferred tax assets	22,590	19,529
Valuation allowance	(22,575)	(19,486)

Total deferred tax assets, net of allowance	15	43

Deferred tax liabilities:
Other	(15)	(43)

Total deferred tax liability	(15)	(43)

Net deferred tax assets (liability)	$—	$—

The Company has established a valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realization of such assets. The Company periodically evaluates the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that deferred tax assets are realizable, the valuation allowance will be reduced. The Company has recorded a full valuation allowance of $22.6 million as of December 31, 2024 as it does not believe it is more likely than not the net deferred tax assets will be realized. The Company increased its valuation allowance by approximately $3.1 million during the year ended December 31, 2024.
At December 31, 2024, the Company had federal and state tax loss carry forwards of approximately $72.6 million, and $3.3 million, respectively. The federal and state net operating loss carry forwards begin to expire in 2037 and 2044, if unused, respectively. The federal net operating loss carryover includes $69.2 million of net operating losses generated after 2017. Federal net operating losses generated from 2018 onwards carryover indefinitely and may generally be used to offset up to 80% of future taxable income. At December 31, 2024, the Company had federal tax credit carry forwards of approximately $1.9 million, before reduction for uncertain tax positions. The federal credits will begin to expire in 2039, if unused. In addition, at December 31, 2024, the Company had state tax credit carry forwards of approximately $0.2 million, before reduction for uncertain tax positions. The state credits will begin to expire in 2039, if unused.
The Company follows the provisions of income tax guidance which provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. The guidance requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company has not recognized any liability for uncertain tax positions as of December 31, 2024 and 2023.
Following is a tabular reconciliation of the unrecognized tax benefits activity during the years ended December 31, 2024 and 2023 (in thousands):

	2024	2023
Unrecognized Tax Benefits – Beginning	$408	$209
Gross decreases – tax positions in prior period	(5)	(16)
Gross increase – current-period tax positions	21	215

Unrecognized Tax Benefits – Ending	$424	$408

The unrecognized tax benefit amounts are reflected in the determination of the Company’s deferred tax assets. If recognized, none of these amounts would affect the Company’s effective tax rate, since it would be offset by an equal reduction in the deferred tax asset valuation allowance. The Company does not foresee material changes to its liability for uncertain tax benefits within the next twelve months.

The Company did not recognize interest related to unrecognized tax benefits in interest expense and penalties in operating expenses for the year ended December 31, 2024.
The Company files income tax returns with the United States and various state jurisdictions. The Company is currently not under examination by the Internal Revenue Service or any other taxing authority.
With few exceptions, the Company’s tax years prior to 2021 are no longer open to examination by the taxing authority. While not open to examination, the tax attributes generated in tax years prior to 2021 remain subject to adjustment by the taxing authorities if utilized in tax years which are still open to examination.